Exhibit 32.1
Certification of President and Chief Executive Officer of Approach Resources Inc.
(Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002)
     In connection with the Quarterly Report of Approach Resources Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2009, as amended (the “Report”), I, J. Ross Craft, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

APPROACH RESOURCES INC.
Date: September 29, 2009	/s/ J. Ross Craft
J. Ross Craft
President and Chief Executive Officer